UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

Eagle Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12984	75-2520779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Berkshire Ln., Suite 900 Dallas, Texas		75225
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 432-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Information responsive to Item 5.02(d):

On May 15, 2025, the Board of Directors of Eagle Materials Inc. (the “Company”) appointed David Rush to serve as a Class I director, effective immediately. The Board also appointed Mr. Rush to the Audit Committee and Compensation Committee, effective immediately.

Mr. Rush worked at Builders FirstSource for almost 30 years, retiring last year as its Chief Executive Officer. Builders FirstSource is the nation’s largest supplier of structural building products, value-added components and services to the professional market for single-family and multi-family construction and repair and remodeling.

Mr. Rush will be compensated in accordance with the Company’s policy for compensation of non-employee directors, which covers August 1 to July 31 each year; however, for the period from the date of Mr. Rush’s appointment through July 31, 2025, he will be paid pro rata in cash at the annual rate of $230,000. Mr. Rush does not have any direct or indirect interest in any transaction with the Company that requires disclosure under Item 404(a) of Regulation S-K, nor is there an existing family relationship between Mr. Rush and any director or executive officer of the Company.

Item 7.01.	Regulation FD Disclosure

The Company has issued a press release, dated May 15, 2025, relating to the appointment of David Rush to the Company’s Board of Directors. The press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated May 15, 2025 issued by Eagle Materials Inc. (announcing appointment of David Rush to Board of Directors)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ Matt Newby Matt Newby Executive Vice President, General Counsel and Secretary

Date: May 15, 2025